SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 23, 1996



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

    Missouri                     1-12766                   43-1664297
(State or other                (Commission              (I.R.S. Employer
Jurisdiction of                 File Number)           Identification No.)
Incorporation)

         800 Market Street, Suite 2900
                 St. Louis, MO                        63101
             (Address of principal                  (Zip Code)
               executive offices)


                                (314) 877-7000
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

In a Press  Release  dated July 23, 1996, a copy of which is attached  hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced that it has reached a definitive agreement to sell its Ralston Resorts ski subsidiary to Vail Resorts, Inc. for stock and assumed debt.

Item 7.  Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated July 23, 1996.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          RALCORP HOLDINGS, INC.
                                               (Registrant)


Date:    July 23, 1996                    By:  /s/ Joe R. Micheletto
                                               ---------------------
                                               Joe R. Micheletto
                                               Co-Chief Executive Officer
                                               and Chief Financial Officer